Exhibit 26(r): Powers of Attorney

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 10th day of August, 2009, my signature as it may be signed by my said attorney to any such registration statements and any and all amendments thereto.

Signature

Donald W. Britton Donald W. Britton, Director and President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 12th day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Bridget M. Healy
Bridget M. Healy, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 13th day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Thomas J. McInerney Thomas J. McInerney, Director and Chairman

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 16 day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Catherine H. Smith Catherine H. Smith, Director and Senior Vice President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 13th day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ David A. Wheat
David A. Wheat, Director, Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 27 day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Steven T. Pierson
Steven T. Pierson, Senior Vice President and Chief Accounting Officer